UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 10, 2004
                                                       ------------------

                       Presidential Realty Corporation
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          (Exact name of registrant as specified in its charter)


       DELAWARE               1-8594                          13-1954619
       ---------              -------                         -----------

  (State or other
   jurisdiction of     (Commission File Number)             (I.R.S. Employer
  incorporation)                                        Identification Number)

  180 South Broadway, White Plains, New York                     10605
  ------------------------------------------                    ------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           (914) 948-1300
                                                             --------------



                          No change since last Report
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act(17CFR240.14a-12)
[ ] Pre-commencement communications pursuant to
    Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



ITEM 8.01   Other Events.

As disclosed in the Company's press release dated December 10, 2004, the Company has suspended the ability of stockholders to make optional cash payments under its Dividend Reinvestment and Share Purchase Plan. Presidential will notify all stockholders of the suspension of the cash payment option promptly.

ITEM 9.01   Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99.1 Company's Press Release dated December 10, 2004; incorporated by reference to Exhibit 99.1 to the Company's Form 8-K/A filed on December 10, 2004.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 10, 2004                    PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ---------------------
                                                Jeffrey F. Joseph
                                                President